UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

MAJESCO ENTERTAINMENT COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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February 28, 2014

Dear Stockholder,

You are cordially invited to attend the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Majesco Entertainment Company to be held at 9:30 a.m. (local time) on April 25, 2014, at our offices, located at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837. The attached notice of Annual Meeting and proxy statement describe the matters to be presented at the Annual Meeting and provide information about us that you should consider when you vote your shares.

The principal business of the meeting will be (i) to elect two Class III members to our board of directors, (ii) to approve a proposed amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the aggregate number of shares available for issuance under this plan, (iii) to authorize our board of directors, without further action of the stockholders, to amend our restated certificate of incorporation to implement a reverse stock split of our common stock, $0.001 par value, at a ratio within the range of 1-for-3 to 1-for-10 at any time prior to December 31, 2014, (iv) to advise us as to whether you approve the compensation of our named executive officers (Say-on-Pay), (v) to ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2014 and (vi) to transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

Sincerely,

/s/ Board of Directors
Allan I. Grafman (Chairman)
Laurence Aronson
Louis Lipschitz
Keith McCurdy
Jesse Sutton (Chief Executive Officer)
Stephen Wilson

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY PROMPTLY.

MAJESCO ENTERTAINMENT COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held April 25, 2014

To the Stockholders of Majesco Entertainment Company:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Majesco Entertainment Company, a Delaware corporation (the “Company”), will be held at 9:30 a.m. (local time) on April 25, 2014, at the Company’s offices, located at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837, for the purpose of considering and taking action on the following proposals:

1.	To elect two Class III members to our board of directors;
2.	To approve a proposed amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the aggregate number of shares available for issuance under this plan in the amount of 3,000,000 shares;
3.	To authorize our board of directors, without further action of the stockholders, to amend our restated certificate of incorporation to implement a reverse stock split of our common stock, $0.001 par value, at a ratio within the range of 1-for-3 to 1-for-10 at any time prior to December 31, 2014;
4.	To advise us as to whether you approve the compensation of our named executive officers (Say-on-Pay);
5.	To ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2014; and
6.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The foregoing business items are more fully described in the following pages, which are made part of this notice.

WHO MAY VOTE:

You may vote if you were the record owner of the Company’s stock at the close of business on February 26, 2014. The Board of Directors of the Company has fixed the close of business on February 26, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary of the Company at the above address.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Adam Sultan
Adam Sultan
Secretary

February 28, 2014

MAJESCO ENTERTAINMENT COMPANY

160 Raritan Center Parkway, Suite 1

Edison, New Jersey 08837

(732) 225-8910

PROXY STATEMENT

FOR MAJESCO ENTERTAINMENT COMPANY

2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 25, 2014

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement, along with the accompanying notice of the 2014 Annual Meeting of Stockholders, contains information about the 2014 Annual Meeting of Stockholders of Majesco Entertainment Company, including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 9:30 a.m. (local time) on April 25, 2014, at our offices, located at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837. For directions to the meeting, please call 1-732-225-8910.

In this proxy statement, we refer to Majesco Entertainment Company as “Majesco,” the “Company,” “we,” “us” or “our.”

Why Did You Send Me This Proxy Statement?

We sent you this proxy statement in connection with the solicitation by the Board of Directors of the Company (referred to herein as the “Board of Directors” or the “Board”) of proxies, in the accompanying form, to be used at the Annual Meeting to be held at 9:30 a.m. (local time) on April 25, 2014, at our offices, located at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837, and any adjournments thereof. This proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 25, 2014: The proxy statement and annual report to security holders are available at

http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=13856.

This proxy statement, the accompanying proxy and, though not part of this proxy statement, our 2013 Annual Report, which includes our financial statements for the fiscal year ended October 31, 2013, are being mailed on or about February 28, 2014 to all stockholders entitled to notice of and to vote at the meeting. You can also find a copy of our 2013 Annual Report on Form 10-K on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov or through the “Investor Relations” section of our website at www.majescoentertainment.com.

Who Can Vote?

Only stockholders who owned Majesco common stock at the close of business on February 26, 2014, are entitled to vote at the Annual Meeting. On that record date, there were 46,459,764 shares of Majesco common stock outstanding and entitled to vote. Majesco common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the Annual Meeting in person may revoke the proxy and vote at the Annual Meeting.

How Many Votes Do I Have?

Each share of Majesco common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or against all, some or none of the nominees for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or you have stock certificates, you may vote:

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Board.

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•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.
•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.
•	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to attend the Annual Meeting unless you have a proxy card from your broker.

How Does The Board Recommend That I Vote On The Proposals?

The Board recommends that you vote as follows:

•	“FOR” the election of the Board nominees for Class III directors set forth on the proxy card included in this proxy statement;
•	“FOR” the amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the aggregate number of shares available for issuance under this plan in the amount of 3,000,000 shares;
•	“FOR” the amendment to our restated certificate of incorporation to implement a reverse stock split of our common stock, $0.001 par value, at a ratio within the range of 1-for-3 to 1-for-10 at any time prior to December 31, 2014;
•	“FOR” the compensation of our named executive officers as set forth in this proxy statement; and
•	“FOR” ratification of the selection of EisnerAmper LLP as our independent public accountant for our fiscal year ending October 31, 2014.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;
•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above — only your latest Internet or telephone vote will be counted;
•	if your shares are registered in your name, notifying Majesco’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or
•	attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

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What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The NYSE has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Under NYSE interpretations, Proposal 1 (election of directors), Proposal 2 (amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan) and Proposal 4 (advisory vote to approve executive compensation) are considered non-routine matters, and Proposal 3 (amendment to our restated certificate of incorporation to implement a reverse stock split) and Proposal 5 (the ratification of our independent public accountant) are considered routine matters. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 3 (amendment to our restated certificate of incorporation to implement a reverse stock split) and Proposal 5 (the ratification of our independent public accountant), but does not have authority to vote your unvoted shares for Proposal 1 (election of directors), Proposal 2 (our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan) and Proposal 4 (advisory vote to approve executive compensation). We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Class III Directors

The nominees for director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan

The affirmative vote of a majority of the votes cast for this proposal is required to approve the proposed amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal, therefore, any shares not voted by a customer will be treated as a broker non-vote, and such broker non-votes will have no effect on the results of this vote.

Proposal 3: Amendment to our Restated Certificate of Incorporation to Implement a Reverse Stock Split

The affirmative vote of the holders of shares representing a majority of all of the Company’s issued and outstanding shares of common stock entitled to vote as of the record date is required to approve the amendment to our restated certificate of incorporation to implement a reverse stock split. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.

Proposal 4: Advisory Vote to Approve Compensation of Our Named Executive Officers	The advisory vote to approve the compensation of our named executive officers will be approved if the votes cast in favor of the proposal exceeds the votes cast against the proposal. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for named executive officers.

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Proposal 5: Ratify the Appointment of EisnerAmper LLP as Our Independent Public Accountant for the Fiscal Year Ending October 31, 2014	The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of our independent public accountant. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent accountant. However, if our stockholders do not ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2014, the Audit Committee of the Board may reconsider its appointment.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

•	Stockholders whose shares are registered in their own name should contact our transfer agent, American Stock Transfer & Trust Company, and inform them of their request by calling them at 1-800-937-5449 or writing them at 6201 15th Avenue, Brooklyn, New York 11219.
•	Stockholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table is based upon 46,459,764 shares of common stock outstanding as of February 26, 2014, and sets forth, based on the public filings of such individuals and entities and our knowledge of securities issued by us to them, certain information concerning the ownership of voting securities of: (i) each current member of the Board, (ii) our Chief Executive Officer and other executive officers named in the Summary Compensation Table, (iii) all of our current directors and executive officers as a group and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities. Except as otherwise indicated, addresses are c/o Majesco Entertainment Company, 160 Raritan Center Parkway, Suite 1, Edison, NJ 08837.

Common Stock	Number of Shares Beneficially Owned		Voting Power
Greater than 5% Holders:
Mercury Management, L.L.C.(1)	3,405,939		7.33%
Yair Goldfinger(2)	3,333,333		7.18%
Directors and Executive Officers:
Jesse Sutton	1,464,033	(3)	3.13%
Michael Vesey	633,293	(4)	1.36%
Allan I. Grafman	439,651	(5)	*
Louis Lipschitz	428,500	(6)	*
Laurence Aronson	343,199	(7)	*
Stephen Wilson	370,621	(8)	*
Keith McCurdy	176,275	(9)	*
Current Executive Officers and Directors as a Group	3,855,572	(10)	8.09%

*	Represents beneficial ownership of less than 1% of the shares of common stock.

(1)	The shares listed were reported on Schedule 13G/A, filed with the SEC on February 5, 2014. The mailing address of the stockholder is 501 Park Lake Drive, McKinney, TX 75070.
(2)	The shares listed were reported on Schedule 13G, filed with the SEC on December 27, 2013. The mailing address of the stockholder is 30 West 63rd Street, Apt. 15STU, New York, NY 10023.

(3)	Includes 263,905 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(4)	Includes 190,876 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(5)	Includes 298,173 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(6)	Includes 160,647 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(7)	Includes 87,694 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(8)	Includes 121,970 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(9)	Includes 66,264 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(10)	Includes 1,189,529 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.

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MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Below is information about our current directors. We have a staggered board of directors comprised of three classes and each director serves until the annual meeting associated with their class. The Class I board members are Jesse Sutton and Louis Lipschitz, who will serve until our annual meeting in 2015. The Class II board members are Laurence Aronson and Keith McCurdy, who will serve until our annual meeting in 2016. The Class III board members are Allan I. Grafman and Stephen Wilson, who are up for re-election at this year’s annual meeting, and if elected will serve until our annual meeting in 2017. The Board has reviewed the materiality of any relationship that each of our directors has with Majesco, either directly or indirectly. Based upon this review, the Board has determined that the following members of the Board are “independent directors” as defined by the rules of the Nasdaq Stock Market: Laurence Aronson, Allan I. Grafman, Louis Lipschitz, Keith McCurdy and Stephen Wilson.

Class I

Name	Age	Position
Jesse Sutton	44	Chief Executive Officer and Director
Louis Lipschitz	68	Director

Class II

Name	Age	Position
Laurence Aronson	57	Director
Keith McCurdy	53	Director

Class III

Name	Age	Position
Allan I. Grafman	60	Chairman
Stephen Wilson	67	Director

JESSE SUTTON.  Mr. Sutton is currently our Chief Executive Officer and has served in such capacity since November 29, 2007 and prior to that as Interim Chief Executive Officer since August 23, 2006. Previously, he served as our President, other than from December 5, 2003 through August 24, 2004, when he served as our Chief Executive Officer. Mr. Sutton also serves as one of our directors. He had served as one of our directors since December 5, 2003, but resigned effective February 6, 2006 in order for the Board to continue to have a majority of independent directors. He joined the Board again on August 23, 2006. In considering Mr. Sutton as a director of the Company, the Board reviewed his extensive knowledge of and experience in a variety of aspects of the interactive entertainment industry.

LOUIS LIPSCHITZ.  Mr. Lipschitz has served as one of our directors since April 20, 2004. From February 1996 to March 2004, he served as Executive Vice President and Chief Financial Officer of Toys “R” Us, Inc. He currently serves on the board of directors of The Children’s Place Retail Stores, Inc., and previously served as a director of New York and Company, Forward Industries and Finlay Enterprises, Inc. In considering Mr. Lipschitz as a director of the Company, the Board reviewed his extensive expertise and knowledge regarding finance and accounting matters as well as corporate governance. Mr. Lipschitz qualifies as an “audit committee financial expert” under the applicable SEC rules and accordingly contributes to the Board his understanding of generally accepted accounting principles and his skills in auditing, as well as in analyzing and evaluating financial statements.

LAURENCE ARONSON.  Mr. Aronson has served as one of our directors since November 4, 2004. He is currently an owner of Homewatch CareGivers of Essex, Morris and Union Counties, a provider of home care services. From 2003 to December 2009, he served as the President and Chief Executive Officer of Cartwheel LLC, a marketing services company. From 2000 to 2003, he was the President of Sales and Customer Marketing at Revlon USA. Prior to that, he held senior leadership positions at Procter & Gamble and Warner Lambert/Adams USA. In considering Mr. Aronson as a director of the Company, the Board reviewed his extensive background in organizational management and human resources, as well as his knowledge and experience in sales and marketing and his specialized expertise in retail marketing.

KEITH MCCURDY.  Mr. McCurdy has served as one of our directors since March 9, 2009. Mr. McCurdy is the co-founder of Vivaty, Inc. and until April 2010, served as its Chief Executive Officer. Prior to this, Mr. McCurdy was the Chief Operating Officer of Hands-On Mobile, Inc. He also served as the Chief Executive Officer of Blaze Entertainment, and held numerous executive positions at Electronic Arts Inc. (EA), including Vice President of Product Development, Vice President of Technology, Vice President of Online, and Director of the Advanced Technology Group. He is a former member of the board of directors of NeuMedia, Inc., formerly Mandalay Media, Inc. In considering Mr. McCurdy as a director of the Company, the Board reviewed his extensive experience in the interactive entertainment business, including in product development and online, mobile and social games.

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ALLAN I. GRAFMAN.  Mr. Grafman has served as one of our directors since April 11, 2007 and since December 4, 2007 as Chairman of the Board. He is currently the President of All Media Ventures, and since 2005 has been an operating partner of Mercury Capital Partners. Previously, Mr. Grafman served as President of Archie Comics Entertainment and Executive Vice President, Chief Financial Officer of Hallmark Entertainment. From 1983 to 1996, at Tribune Entertainment, he served as Vice President and at parent Tribune Company, as Managing Director. In considering Mr. Grafman as a director of the Company, the Board reviewed his knowledge and expertise in the media and entertainment industries, and his particular experience in monetizing consumer, technology and media products and services through a variety of distribution channels. In addition, Mr. Grafman qualifies as an “audit committee financial expert” under the applicable SEC rules and accordingly contributes to the Board his understanding of generally accepted accounting principles and his skills in auditing, as well as in analyzing and evaluating financial statements.

STEPHEN WILSON.  Mr. Wilson has served as one of our directors since May 1, 2006. He is currently a Senior Managing Director at Brock Capital. From May 2001 to February 2006, Mr. Wilson was Executive Vice President, Chief Financial Officer and Chief Administrative Officer at Footstar, Inc. He has also served as Executive Vice President and Chief Financial Officer of Bridge Information Systems, Reader’s Digest Association and RJR Nabisco. His additional prior experience includes senior management and financial positions at Cadbury Schweppes North America and PepsiCo, Inc. In considering Mr. Wilson as a director of the Company, the Board reviewed his extensive experience in a variety of chief financial officer roles, as well as his executive management experience. Mr. Wilson qualifies as an “audit committee financial expert” under the applicable SEC rules and accordingly contributes to the Board his understanding of generally accepted accounting principles and his skills in auditing, as well as in analyzing and evaluating financial statements.

Committees of the Board of Directors and Meetings

Meeting Attendance.   The Board has a policy that directors make all reasonable efforts to attend our Company’s annual stockholder meetings. Allan I. Grafman, Louis Lipschitz, Jesse Sutton and Stephen Wilson attended last year’s annual stockholders’ meeting. In fiscal 2013, there were a total of twenty meetings of the Board and the various committees of the Board met a total of twelve times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal year 2013. The independent members of the Board also met regularly in executive session.

Audit Committee.   The Board has a standing Audit Committee, consisting of Messrs. Louis Lipschitz (Chair), Allan I. Grafman, Laurence Aronson and Stephen Wilson. Our Audit Committee held five meetings during fiscal year 2013. The Audit Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The charter of the Audit Committee can be found on our website at www.majescoentertainment.com.

The Board has determined that each member of the audit committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the audit committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market.

The Board has determined that Messrs. Allan I. Grafman, Louis Lipschitz and Stephen Wilson are “financial experts” serving on its Audit Committee, and are independent, as the SEC has defined that term in Item 407 of Regulation S-K. Please see the biographical information for these individuals contained in the section above entitled, “The Board of Directors.”

Nominating and Governance Committee.   The Board has a standing Nominating and Governance Committee. The Nominating and Governance Committee consists of Messrs. Stephen Wilson (Chair), Laurence Aronson, Allan I. Grafman, and Louis Lipschitz. The Nominating and Governance Committee may employ a variety of methods for identifying and evaluating nominees for director. All members of the Nominating and Governance Committee qualify as independent as defined by the rules of the Nasdaq Stock Market. The Nominating and Governance Committee held three meetings during fiscal year 2013. The Nominating and Governance Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for its composition and meetings. The charter of the Nominating and Governance Committee can be found on our website at www.majescoentertainment.com.

The Nominating and Governance Committee regularly assesses the size of the Board, the need for particular expertise on the Board, the upcoming election cycle of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. Candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year.

As reflected in its charter, factors considered by the Nominating and Governance Committee in the selection of director nominees are those it may deem appropriate, including judgment, character, high ethics and standards, integrity, skills, diversity, independence, experience with businesses and organizations of a comparable size to the Company, the interplay of the candidate’s experience with the experience of other members of the Board of Directors and the extent to which the candidate would be a desirable addition to the Board or any of its committees. In addition, in considering nominees for director, the Nominating and Governance Committee will review the qualifications of available candidates that are brought to the attention of the Nominating and Governance Committee by any member of the Board, stockholders and management or identified by the Nominating and Governance Committee through the use of search firms or otherwise.

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The Nominating and Governance Committee does not set specific, minimum qualifications that nominees must meet in order for the Nominating and Governance Committee to recommend them to the Board, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board. Members of the Nominating and Governance Committee discuss and evaluate possible candidates in detail prior to recommending them to the Board. While we do not have a formal policy on diversity, the Nominating and Governance Committee considers diversity of experience as one of the factors it considers in conducting its assessment of director nominees, along with such other factors as it deems appropriate given the then current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

If a stockholder wishes to propose a candidate for consideration as a nominee by the Nominating and Governance Committee, it should follow the procedures described in this section and in the Company’s Nominating and Governance Committee Charter. The Nominating and Governance Committee Charter adopted by the Nominating and Governance Committee provides that nominees recommended by stockholders are given appropriate consideration and will be evaluated in the same manner as other nominees. Following verification of the stockholder status of persons proposing candidates, the Nominating and Governance Committee makes an initial analysis of the qualifications of any candidate recommended by stockholders or others pursuant to the criteria summarized above to determine whether the candidate is qualified for service on the Board of Directors before deciding to undertake a complete evaluation of the candidate. If any materials are provided by a stockholder or professional search firm in connection with the nomination of a director candidate, such materials are forwarded to the Nominating and Governance Committee as part of its review. Other than the verification of compliance with procedures and stockholder status, and the initial analysis performed by the Nominating and Governance Committee, a potential candidate nominated by a stockholder is treated like any other potential candidate during the review process by the Nominating and Governance Committee.

Board of Directors Leadership Structure and Role in Risk Oversight.   Our current Board of Directors leadership structure separates the positions of Chief Executive Officer and Chairman of the Board, although we do not have a corporate policy requiring that structure. The Board believes that this separation is appropriate for the Company at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives.

Our Chief Executive Officer, who is also a member of the Board, is primarily responsible for our operations and strategic direction, while our Chairman of the Board, who is an independent member of the Board, is primarily focused on matters pertaining to corporate governance, including management oversight. While the Board believes that this is the most appropriate structure at this time, the Board retains the authority to change the Board structure, including the possibility of combining the Chief Executive Officer and Chairman of the Board position, if it deems such a change to be appropriate in the future.

While management is responsible for managing the day to day issues faced by the Company, the Board has an active role, directly and through its committees, in the oversight of the Company’s risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operation of the Company’s business and the implementation of the Company’s strategic plan, including the Company’s risk mitigation efforts.

Each of the Board’s committees also oversees the management of the Company’s risks that are under each committee’s areas of responsibility. For example, the Audit Committee oversees management of accounting, auditing, external reporting, internal controls, and cash investment risks. The Nominating and Governance Committee oversees the Company’s compliance policies, Code of Conduct and Ethics, conflicts of interests, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the Board is regularly informed by each committee about such risks. In this manner the Board is able to coordinate its risk oversight.

Compensation Committee; Compensation Committee Interlocks and Insider Participation.   The Compensation Committee of the Board is composed entirely of directors who are not our current or former employees, each of whom meets the applicable definition of “independent” as defined by the rules of the Nasdaq Stock Market. None of the members of the Compensation Committee during fiscal 2013 (i) had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of related party transactions or (ii) was an executive officer of a company of which an executive officer of the Company is a director. The current members of the Compensation Committee are Messrs. Laurence Aronson (Chair), Allan I. Grafman, Louis Lipschitz and Stephen Wilson. The Compensation Committee has no interlocks with other companies. The Compensation Committee held four meetings during fiscal year 2013. The charter of the Compensation Committee can be found on our website at www.majescoentertainment.com.

The Compensation Committee is responsible for establishing and administering our executive compensation policies. The role of the Compensation Committee is to (i) formulate, evaluate and approve compensation of the Company’s directors, executive officers and key employees, (ii) oversee all compensation programs involving the use of the Company’s stock, and (iii) produce, if required under the securities laws, a report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of stockholders. The duties and responsibilities of the Compensation Committee under its charter include:

•	Annually reviewing and making recommendations to the Board with respect to compensation of directors, executive officers and key employees of the Company;

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•	Annually reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and recommending to the Board the Chief Executive Officer’s compensation levels based on this evaluation;
•	Reviewing competitive practices and trends to determine the adequacy of the executive compensation program;
•	Approving and overseeing compensation programs for executive officers involving the use of the Company’s stock;
•	Approving and administering cash incentives and deferred compensation plans for executives (including any modification to such plans) and oversight of performance objectives and funding for executive incentive plans;
•	Annually evaluating the performance of the Compensation Committee; and
•	Making regular reports to the Board concerning the activities of the Compensation Committee.

When appropriate, the Compensation Committee may, in carrying out its responsibilities, form and delegate authority to subcommittees. The Chief Executive Officer plays a role in determining the compensation of our other executive officers by evaluating the performance of those executive officers. The Chief Executive Officer’s evaluations are then reviewed by the Compensation Committee. This process leads to a recommendation for any changes in salary, bonus terms and equity awards, if any, based on performance, which recommendations are then reviewed and approved by the Compensation Committee.

From time to time the Compensation Committee has retained an independent compensation consulting firm, James F. Reda & Associates, a division of Gallagher Benefit Services, Inc. (“Reda & Associates”), to assist it in determining appropriate short-term and long-term incentive awards for key executives. Other services have included a review of the Company’s Amended and Restated 2004 Employee, Director and Consultant Incentive Plan (referred to herein as the “Incentive Plan”), valuation of employee and director equity grants, valuation of warrants, and advisement on Institutional Shareholder Services Inc. policy guidelines. The Compensation Committee has assessed the independence of Reda & Associates pursuant to SEC rules and concluded that no conflict of interest exists that would prevent the consulting firm from providing independent advice to the Compensation Committee.

The Compensation Committee retains the consulting firm directly, although in carrying out assignments, the consulting firm also interacts with Company management when necessary and appropriate in order to obtain compensation and performance data for the executives and the Company. In addition, the consultant may, in its discretion, seek input and feedback from management regarding its consulting work product prior to presentation to the Compensation Committee in order to confirm alignment with the Company’s business strategy and/or identify data questions or other similar issues.

The Compensation Committee has the authority, at the Company’s expense, to select, retain, terminate and set the fees and other terms of, the Company’s relationship with any outside advisors who assist it in carrying out its responsibilities, including compensation consultants or independent legal counsel.

Communications with the Board of Directors

Stockholders may communicate with the Board by sending an email to Investorrelations@majescoentertainment.com or by sending a letter to Majesco Entertainment Company’s Board of Directors, c/o the Office of the Secretary, 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837.

The Office of the Secretary will receive the correspondence and forward it to the Chairman of the Board or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate. The Office of the Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Executive Officers

The following sets forth certain information regarding our executive officers.

Name	Age	Position
Jesse Sutton	44	Chief Executive Officer
Michael Vesey	51	Chief Financial Officer

JESSE SUTTON. See “Management and Corporate Governance” starting on page 6.

MICHAEL VESEY. Mr. Vesey is currently our Chief Financial Officer and has served in such capacity since March 4, 2011, and prior to that, beginning on August 20, 2010, he served as our Interim Chief Financial Officer. Mr. Vesey joined the Company in May 2006 as its Corporate Controller. Most recently he served as its Senior Vice President, Corporate Controller and Chief Accounting Officer. From November 2004 until he joined the Company, Mr. Vesey held senior management positions at Dynamic Mobile Data, Bell South Wireless Data and Mobile Media Communications. Mr. Vesey began his career as a CPA with KPMG and is a graduate of Pace University.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth summary information as to compensation paid or accrued during the last two fiscal years ended October 31, 2013 and October 31, 2012 to (i) our current Chief Executive Officer and (ii) our current Chief Financial Officer. During the last two fiscal years ended October 31, 2013 and October 31, 2012, none of our other executive officers earned compensation in excess of $100,000.

Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Stock Awards (2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation (4) ($)	All Other Compensation (5) ($)	Total ($)
Jesse Sutton,	2013	363,000	—	243,840	244,155	150,000	9,264	1,010,259
Chief Executive Officer	2012	363,000	54,103	225,200	—	—	16,551	658,854
Michael Vesey,	2013	275,000	—	117,120	100,432	84,000		576,552
Chief Financial Officer	2012	250,000	18,631	100,320	—	—	—	368,951

(1)	For 2012, represents discretionary bonus paid to named executive officers in 2013 for 2012 performance.
(2)	Represents the aggregate grant date fair value for restricted stock awards granted during fiscal years 2012 and 2013 respectively, computed in accordance with FASB ASC Topic 718. See Note 12 to our condensed consolidated financial statements reported in our Annual Report on Form 10-K for our fiscal year ended October 31, 2013 for details as to the assumptions used to determine the grant date fair value of the restricted stock awards.
(3)	Represents the aggregate grant date fair value for option awards granted during fiscal year 2013, computed in accordance with FASB ASC Topic 718. See Note 12 to our condensed consolidated financial statements reported in our Annual Report on Form 10-K for our fiscal year ended October 31, 2013 for details as to the assumptions used to determine the grant date fair value of the option awards.
(4)	Represents amounts paid to named executive officers in 2014 pursuant to the Company’s 2013 STI Plan.
(5)	Represents health and dental insurance premiums.

Narrative Disclosure to Summary Compensation Table

Incentive Bonus Opportunity

The Compensation Committee has the authority to award incentive bonuses to our executives. The incentive bonus program is based on the Company’s fiscal year performance.

The incentive bonus program is an important component of total cash compensation because it rewards our executives for achieving annual financial and operational goals and emphasizes variable or “at risk” compensation.

For fiscal year 2012, each of the named executive officers was eligible to receive an incentive bonus based upon a targeted percentage of his base salary, which was 100% for the Chief Executive Officer and 50% for the Chief Financial Officer. We did not achieve the financial and operational goals for 2012 under the incentive bonus plan. Nonetheless, the Compensation Committee decided to pay a discretionary bonus of $54,103 to Mr. Sutton and $18,631 to Mr. Vesey to recognize the Company’s overall financial performance despite difficult industry dynamics and a rapidly slowing market for console video games, and in light of other strategic initiatives enacted by the Company during the year such as its investments in social and mobile games. The discretionary bonus payments for each named executive officer are set forth in the “Bonus” column of the Summary Compensation Table above.

On April 19, 2013, the Compensation Committee approved the adoption of a new annual short-term incentive plan for fiscal year 2013 and subsequent years (the “STI Plan”). In 2013, under the STI Plan, each of the named executive officers was eligible to receive an incentive bonus based upon a targeted percentage of his base salary, which was 100% for the Chief Executive Officer and 50% for the Chief Financial Officer.  The incentives could be earned based on our performance relative to a mix of strategic objectives, such as (i) growing cash flow from our console business, (ii) expanding our digital games business, measured in terms of revenue, infrastructure and talent acquisitions, business acquisitions, and product pipeline, and (iii) managing to adjusted operating income, cash flow and liquidity goals, eliminating operating losses on certain platforms, and repositioning the Company to invest in growth areas. In addition, in determining the eligibility for bonuses under the plan, the payout level for the strategic objectives was based on the Committee’s discretionary assessment of each officer’s performance relative to the overall mix of objectives.  Based on its review of overall performance, the Compensation Committee approved an incentive payout of $150,000 for the Chief Executive Officer and $84,000 for the Chief Financial Officer.

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Long-Term Incentives

We believe that long-term performance will be enhanced through equity awards that reward our executives and other employees for maximizing stockholder value over time and that align the interests of our executives and other employees with those of stockholders. The Compensation Committee believes that the use of equity awards offers the best approach to achieving our compensation goals because equity ownership ties a significant portion of an individual’s compensation to the performance of our stock.

On August 3, 2012, the Compensation Committee granted the following number of shares of restricted stock to our named executive officers under the Incentive Plan: 145,000 to Mr. Sutton and 57,000 to Mr. Vesey. The shares of restricted stock vest in equal installments over a three-year period beginning on the first anniversary of the grant date.

On August 3, 2013, the Compensation Committee granted the following equity awards to our named executive officers under the Incentive Plan: 381,000 shares of restricted stock and 308,000 stock options to Mr. Sutton and 183,000 shares of restricted stock and 148,000 stock options to Mr. Vesey. The shares of restricted stock and the stock options will vest in equal installments over a three-year period beginning on the first anniversary of the grant date. The restricted shares and the stock options are intended to help retain our named executive officers and maintain their focus on our future success.

Employment Agreements

During 2012 and 2013, we had employment agreements with each of the named executive officers. Mr. Sutton’s employment agreement provides for an annual base salary of $363,000 and a discretionary bonus of up to 100% of his base salary. On August 22, 2013, the Compensation Committee approved amending and restating Mr. Vesey’s employment agreement, which provided for an increase in his annual base salary from $250,000 to $300,000. Mr. Vesey’s employment agreement provides for an annual cash bonus to be determined in the sole discretion of the Company and based on such factors as the Company establishes.

Under the employment agreements, each of the named executive officers would be entitled to certain payments and benefits if the Company terminated the executive’s employment without “cause” or the executive terminated his employment for “good reason”. Benefits are also provided if the executive is terminated in connection with a change in control. The benefit levels under the employment agreements generally include continued payment of base salary, a bonus for the year of termination, accelerated vesting of equity awards and continued welfare benefits, and are described in more detail under the “Potential Payments Upon Termination or Change-In-Control” below.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended October 31, 2013, to each of the executive officers named in the Summary Compensation Table.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (.61)(1)
Jesse Sutton	—	263,905	(2)	$0.77	01/16/2020	515,550	(3)	$314,485
	—	308,000	(4)	$0.64	08/03/2020
Michael Vesey	66,666	33,334	(5)	$1.64	03/04/2018	268,790	(6)	$163,962
	—	90,876	(2)	$0.77	01/16/2020
	—	148,000	(7)	$0.64	08/03/2020

(1)	The market value of the shares is determined by multiplying the number of shares times $0.61, the closing price of our common stock on the Nasdaq Capital Market on October 31, 2013, the last business day of our fiscal year.
(2)	Vested on January 16, 2014.
(3)	Shares vest as follows: 210,980 shares on August 3, 2014; 175,030 shares on August 3, 2015; and 129,540 shares on August 3, 2016.
(4)	Shares vest as follows: 102,666 shares on August 3, 2014; 102,666 shares on August 3, 2015; and 102,667 shares on August 3, 2016.
(5)	Vest on March 4, 2013.
(6)	Shares vest as follows: 34,000 shares on March 4, 2014; 92,800 shares on August 3, 2014; 79,770 shares on August 3, 2015; and 62,220 shares on August 3, 2016.
(7)	Shares vest as follows: 49,333 shares on August 3, 2014; 49,333 shares on August 3, 2015; and 49,337 shares on August 3, 2016.

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Potential Payments Upon Termination or Change-In-Control

We have entered into agreements that require us to make payments and/or provide benefits to certain of our executive officers in the event of a termination of employment or a change of control. The following summarizes the potential payments to each named executive officer for which we have entered into such an agreement assuming that one of the events identified below occurs.

Mr. Jesse Sutton, Chief Executive Officer

Pursuant to his employment agreement, if the Company terminates Mr. Sutton’s employment without Cause (as such term is defined in the employment agreement) or Mr. Sutton resigns for Good Reason (as such term is defined in the employment agreement), he will receive severance benefits from the Company, including:

•	continued payment of his base salary on a regular payroll basis for a period of 12 months;

•	within 30 days of termination, a payment equal to the average of the percentages used to calculate Mr. Sutton’s Annual Incentive Cash Bonus (as such term is defined in the employment agreement) in each of the previous three fiscal years times Mr. Sutton’s then current base salary (the “Severance Bonus”);

•	acceleration and full vesting as of the date of termination of all unvested restricted stock, stock options and other equity awards held by Mr. Sutton at the time of such termination; and

•	continued Company contributions toward Mr. Sutton’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination for 12 months following the date of termination, unless Mr. Sutton is actually covered or becomes covered by an equivalent benefit (at the same cost to him, if any) from another source.

If the Company terminates Mr. Sutton’s employment without Cause or Mr. Sutton resigns for Good Reason within 24 months following a Change of Control (as such term is defined in the employment agreement), he will receive severance benefits (in lieu of all other severance programs/amounts) from the Company, including:

•	within 30 days of termination, a payment in an amount equal to: (i) two years base salary; and (ii) the Severance Bonus;

•	acceleration and full vesting as of the date of termination of all unvested restricted stock, stock options and other equity awards held by Mr. Sutton at the time of such termination; and

•	continued Company contributions toward Mr. Sutton’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination for 12 months following the date of termination, unless Mr. Sutton is actually covered or becomes covered by an equivalent benefit (at the same cost to him, if any) from another source.

Mr. Michael Vesey, Chief Financial Officer

Pursuant to his amended and restated employment agreement, effective as of August 22, 2013, if the Company terminates Mr. Vesey’s employment without Cause (as such term is defined in the employment agreement) or Mr. Vesey resigns for Good Reason (as such term is defined in the employment agreement), he will receive severance benefits from the Company, including:

•	continued payment of his base salary on a regular payroll basis for a period of 12 months;

•	a bonus payment, which shall be an amount equal to his average “target” annual incentive opportunity over the prior three years and shall be payable immediately after the effective date of Mr. Vesey’s release;

•	acceleration and full vesting as of the date of termination of all unvested restricted stock, stock options and other equity awards held by Mr. Vesey at the time of such termination; and

•	continued Company contributions toward Mr. Vesey’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination for 12 months following the date of termination, unless Mr. Vesey is actually covered or becomes covered by an equivalent benefit (at the same cost to him, if any) from another source.

If the Company terminates Mr. Vesey’s employment without Cause or Mr. Vesey resigns for Good Reason within 12 months following a Change of Control (as such term is defined in the employment agreement), he will receive severance benefits (in lieu of all other severance programs/amounts) from the Company, including:

•	a lump sum severance payment, in an amount equal to two years of Mr. Vesey’s base salary at the time of termination, payable on the eighth day following Mr. Vesey’s execution of a release;

•	a lump sum bonus payment, which shall be an amount equal to his average “target” annual incentive opportunity over the prior three years, and shall be payable on eighth day following Mr. Vesey’s execution of a release;

•	acceleration and full vesting as of the date of termination of all unvested restricted stock, stock options and other equity awards held by Mr. Vesey at the time of such termination; and

•	continued Company contributions toward Mr. Vesey’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination for 12 months following the date of termination, unless Mr. Vesey is actually covered or becomes covered by an equivalent benefit (at the same cost to him, if any) from another source.

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Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended October 31, 2013 to each of our directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($)		Total ($)
Jesse Sutton (3)	—	—	—	—		—
Laurence Aronson	40,000	40,000	20,000	—		100,000
Allan I. Grafman	72,000	48,000	24,000	18,000	(4)	162,000
Louis Lipschitz	50,000	40,000	20,000	—		110,000
Keith McCurdy	40,000	26,667	13,333	120,000	(5)	200,000
Stephen Wilson	40,000	33,333	16,667	—		90,000

(1)	Represents the aggregate grant date fair value for stock awards granted by us in fiscal year 2013 computed in accordance with FASB ASC Topic 718. See Note 12 to our condensed consolidated financial statements reported in our Annual Report on Form 10-K for our fiscal year ended October 31, 2013 for details as to the assumptions used to determine the fair value of the stock awards.
(2)	Represents the aggregate grant date fair value of options granted in fiscal year 2013 computed in accordance with FASB ASC Topic 718. See Note 12 to our condensed consolidated financial statements reported in our Annual Report on Form 10-K for our fiscal year ended October 31, 2013 for details as to the assumptions used to determine the fair value of the option awards.
(3)	Mr. Sutton does not receive compensation for serving as a director.
(4)	Represents a stipend for medical insurance.
(5)	Pursuant to that certain consulting agreement, dated March 22, 2010, between Keith McCurdy and the Company.

Name	Number of Stock Options Held at Fiscal Year-End	Number of Shares of Restricted Stock Held at Fiscal Year-End
Laurence Aronson	87,694	15,625
Allan I. Grafman	309,003	18,750
Louis Lipschitz	160,647	15,625
Keith McCurdy	66,264	10,417
Stephen Wilson	138,310	13,020

Director Compensation Program

Each non-employee director receives an annual cash retainer of $40,000, other than the Chair of the Company’s Audit Committee, who receives $50,000. In addition, the Chairman of the Board receives an additional annual cash retainer of $32,000.

Each non-employee director also receives annual equity grants valued at $40,000, other than the Chair of the Nominating and Governance Committee, who receives grants valued at $50,000, and the Chairs of the Compensation and Audit Committees, who receive grants valued at $60,000. The Chairman receives additional equity grants valued at $32,000.

The equity portion of the compensation is a mix of 2/3 restricted stock and 1/3 stock options, and is granted under the Incentive Plan. The restricted stock is awarded quarterly with the number of shares determined by dividing the applicable dollar amount by the fair market value of the Company’s common stock on the day prior to the grant date. The stock options are awarded annually with the number of shares determined using a Black-Scholes formula. The restricted stock vests 180 days from the grant date. The options vest over two years, with half vesting on each of the first and second anniversaries of the grant date.

Equity Compensation Plan Information (as of October 31, 2013)

Plan category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	3,363,644		$2.10	751,022
Equity compensation plans not approved by security holders	50,000	(1)	$1.06	—
Total	3,413,644		$2.08	751,022

(1)	Represents warrants to purchase 50,000 shares of common stock at a purchase price of $1.056 per share granted to a consultant in 2010.

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REPORT OF AUDIT COMMITTEE

The current members of the Audit Committee are Messrs. Louis Lipschitz (Chair), Laurence Aronson, Allan I. Grafman and Stephen Wilson.

The Audit Committee of the Board, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934 and the rules of the Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is available on our website at www.majescoentertainment.com. The Audit Committee is responsible for selecting, retaining and determining the compensation of our independent public accountant, approving the services they will perform, and reviewing the performance of the independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K and our quarterly financial statements on Forms 10-Q. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2013, the Audit Committee took the following actions:

•	reviewed and discussed the audited financial statements for the fiscal year ended October 31, 2013 with management and EisnerAmper LLP (“EisnerAmper”), our independent public accountant;
•	discussed with EisnerAmper the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and
•	received written disclosures and the letter from EisnerAmper regarding its independence as required by applicable requirements of the PCAOB regarding EisnerAmper’s communications with the Audit Committee and the Audit Committee further discussed with EisnerAmper their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and EisnerAmper, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2013 for filing with the SEC.

THE AUDIT COMMITTEE:
Louis Lipschitz (Chair)
Laurence Aronson
Allan I. Grafman
Stephen Wilson

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal 2013, all filing requirements applicable to our current officers, directors and greater than 10% beneficial owners were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Morris Sutton, the former chief executive officer of the Company, resigned effective January 1, 2007 and became a consultant. The Company paid Mr. Sutton approximately $150,000 during the year ended October 31, 2011, $150,000 during the year ended October 31, 2012, and $150,000 during the year ended October 31, 2013 for his consulting services. Morris Sutton is Jesse Sutton’s father.

The Company has a formal written policy governing the review and approval of related person transactions, which is posted under the heading “Corporate Governance” of the Investor Relations section of our website at www.majescoentertainment.com. For purposes of this policy, consistent with the Nasdaq Stock Market rules, the terms “related person” and “transaction” are as defined in Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended. The policy provides that each director and executive officer shall promptly notify our General Counsel of any transaction involving the Company and a related person. Such transaction will be presented to and reviewed by the Nominating and Governance Committee for approval, ratification or such other action as may be appropriate. The Nominating and Governance Committee shall approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of the Company and its stockholders, taking into account all available facts and circumstances as the Nominating and Governance Committee determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction, whether there are any compelling business reasons for the Company to enter into the transaction, whether the transaction would impair the independence of an otherwise independent director and whether the transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the overall financial position of the director, executive officer or other related person, the direct or indirect nature of the director’s, executive officer’s or other related person’s interest in the transaction and the ongoing nature of the proposed relationship. In reviewing and approving such transactions, the Nominating and Governance Committee shall obtain, or shall direct management to obtain on its behalf, all information that the Nominating and Governance Committee believes to be relevant and important to a review of the transaction prior to its approval.

The Board may adopt any further policies and procedures relating to the approval of related person transactions that it deems necessary or advisable from time to time.

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ELECTION OF DIRECTORS

(Notice Item 1)

On January 9, 2014, the Board nominated Allan I. Grafman and Stephen Wilson for election as Class III directors at the Annual Meeting. Each of the nominees have consented to serve if elected, and each of them has consented to being named in this proxy statement. Both of the nominees are currently directors of the Company.

Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in that nominee’s place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

A plurality of the shares voted affirmatively or negatively at the Annual Meeting is required to elect each of our nominees as a Class III director. Our restated certificate of incorporation and restated bylaws currently provide for a classified Board of Directors. All nominees will be Class III Directors and will have a term that expires at the annual meeting in 2017.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF Allan I. Grafman and Stephen Wilson AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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AMENDMENT TO OUR AMENDED AND RESTATED 2004

EMPLOYEE, DIRECTOR AND CONSULTANT INCENTIVE PLAN

(Notice Item 2)

General

Our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan (the “Plan”) was approved by the Board of Directors and stockholders in 2005. In 2007, the Board of Directors and stockholders approved an amendment to the Plan to increase the shares available for issuance from 6,142,857 shares to 7,642,857 shares, in 2009, the Board of Directors and stockholders approved an amendment to the Plan to increase the number of shares available for issuance under the Plan from 7,642,857 shares to 10,642,857 shares and in 2012, the Board of Directors and stockholders approved an amendment to the Plan to increase the number of shares available for issuance under the Plan from 10,642,857 shares to 14,442,857 shares. We are asking you to approve an amendment to further increase the number of shares of our common stock available for issuance of awards under the Plan by 3,000,000 shares. If our stockholders approve the amendment, the maximum number of shares that may be issued under the Plan would be increased from 14,442,857 shares to 17,442,857 shares. If Proposal 3, the amendment to our restated certificate of incorporation to implement a reverse stock split, is approved the maximum number of shares that may be issued under the Plan, as may be increased by the approval of this proposal, will be adjusted in accordance with the ratio of the reverse stock split. As of February 27, 2014, there were 3,363,644 shares subject to issuance upon exercise of outstanding options, at a weighted average exercise price of $2.10, and with a weighted average remaining life of 4.9 years. In addition, there were 1,691,505 shares of restricted stock that remain unvested. As of February 27, 2014 there were 557,775 shares available for future issuance under the Plan. If Proposal 3, the amendment to our restated certificate of incorporation to implement a reverse stock split, is approved, these share numbers will also be adjusted in accordance with the ratio of the reverse stock split.

The amendment to the Plan is being submitted to our stockholders for approval at the meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the “Code”), and (ii) as required by the rules of the Nasdaq Stock Market. The Board of Directors believes that the approval of the proposed amendment to our Plan is necessary to provide us with a sufficient number of shares to continue to attract, retain and motivate employees, directors and consultants.

Material Features of our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan

The following paragraphs provide a summary of the principal features of our Plan and its operation. The following summary is qualified in its entirety by reference to our Plan as set forth in Appendix A.

The purpose of our Plan is to encourage ownership of our common stock by our employees, directors and certain consultants in order to attract such people, to induce them to work for our benefit and to provide additional incentive for them to promote our success.

The Plan provides for the grant of incentive stock options to our employees and cash awards, non-qualified stock options, restricted and unrestricted stock awards and other stock-based awards to employees, directors and consultants (currently approximately 100 people). In addition, each share issued under awards other than options or stock appreciation rights shall count against the number of total shares available under the Plan as 1.18 shares, and each share issued as options or stock appreciation rights shall count against the total shares available under the Plan as one share. If an option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at no more than its original issuance price) any shares issued pursuant to a stock award or other stock-based award, or if any award expires or is forfeited, cancelled, or otherwise terminated or results in any shares not being issued, the unissued shares which were subject to such award shall again be available for issuance from time to time pursuant to the Plan.

In accordance with the terms of our Plan, the Board has authorized the Compensation Committee of the Board to administer the Plan. The Compensation Committee may delegate part of its authority and powers under our Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the Plan, the Compensation Committee determines the terms of options and other awards, including:

•	the determination of which employees, directors and consultants will be granted options and other awards;

•	the number of shares subject to options and other awards;

•	the exercise price of each option which may not be less than fair market value on the date of grant;

•	the schedule upon which options become exercisable;

•	the termination or cancellation provisions applicable to options;

•	the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and

•	all other terms and conditions upon which each award may be granted in accordance with the Plan.

The maximum term of options granted under our Plan is seven years. Awards are generally subject to early termination upon the termination of employment or other relationship of the participant with us, whether such termination is at our option or as a result of the death or disability of the participant. Generally, in the event of a participant’s termination for cause, all outstanding awards shall be forfeited. No participant may receive awards for more than 1,000,000 shares of common stock in any fiscal year or a cash award in excess of $2,000,000 in any calendar year. Our Plan does not provide for the repricing of stock options or exchange for other awards.

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The vesting of certain awards granted to employees who are “Covered Employees” (as defined in Section 162(m) of the Code) may be based on the attainment of Performance Goals (as defined in the Plan) pre-established by the Compensation Committee. Section 162(m) precludes us from taking a deduction for compensation in excess of $1 million paid to our named executive officers. Certain qualified performance-based compensation is excluded from this limitation. If the conditions of the Plan and Section 162(m) of the Code are met, the vesting of certain awards will be excluded from the Section 162(m) limitation because it will qualify as performance-based compensation.

Performance goals are based on one or more of the following business criteria: earnings per share, operating income, net income, cash flow, gross profit, return on investment, gross margin, working capital, earnings before interest and tax (EBIT), earnings before interest, tax, depreciation and amortization (EBITDA), return on equity, return on assets, return on capital, revenue growth, total shareholder return, economic value added, customer satisfaction, technology leadership, number of new patents, employee retention, market share, market segment share, product release schedules, new product innovation, product cost reduction through advanced technology, brand recognition/acceptance, and product ship targets. Performance goals may be based (as the Compensation Committee deems appropriate) on (a) Company-wide performance, (b) performance of a subsidiary, division, region, department, or other operational unit of the Company, (c) individual performance (if applicable), or (d) any combination of the foregoing. Performance goals may be set in any manner determined by the Compensation Committee, including looking to achievement on an absolute basis or on a relative basis to prior periods or in relation to peer group, indexes or other external measure of the selected criteria.

In addition, the Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Upon a merger or other reorganization event, the Board of Directors, may, in its sole discretion, take any one or more of the following actions pursuant to our Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

•	upon written notice to a participant, provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•	in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•	provide that all or any outstanding options shall become exercisable in full immediately prior to such event; and

•	provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.

Our Plan may be amended by our stockholders. It may also be amended by the Board of Directors, provided that any amendment approved by the Board of Directors which is of a scope that requires stockholder approval as required by the rules of the Nasdaq Stock Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Section 422 of the Code, or for any other reason, is subject to obtaining such stockholder approval. Our Plan will expire on February 13, 2018.

Federal Income Tax Considerations

The following is a brief summary of the material federal income tax consequences of the issuance and exercise of stock options and stock grants under our Plan based on the current provisions of the Code and regulations. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation:

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Incentive Stock Options :	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income.” Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options :	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options. A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income. An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants :	With respect to stock grants under the Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits

The amounts of future grants under the Plan are not determinable and will be granted at the sole discretion of the Compensation Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the Plan or the amount or types of any such awards.

On February 27, 2014, the closing market price per share of our common stock on the Nasdaq Capital Market was $[     ].

For these reasons, the Board of Directors has recommended amending our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan.

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR AN AMENDMENT TO OUR AMENDED AND RESTATED 2004 EMPLOYEE, DIRECTOR AND CONSULTANT INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER OUR PLAN IN THE AMOUNT OF 3,000,000 SHARES, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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RESOLUTION AUTHORIZING THE BOARD OF DIRECTORS TO AMEND THE COMPANY’S

RESTATED CERTIFICATE OF INCORPORATION TO IMPLEMENT

A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO WITHIN A RANGE OF

1-FOR-3 TO 1-FOR-10 AT ANY TIME PRIOR TO DECEMBER 31, 2014

(Notice Item 3)

General

The Board of Directors has approved and is seeking stockholder approval of a resolution to authorize the Board, without further action of the stockholders, to amend our restated certificate of incorporation (the “Certificate of Incorporation), to implement a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio within the range of 1-for-3 to 1-for-10 at any time prior to December 31, 2014.

If this proposal is approved by our stockholders, the Board of Directors will have the authority, without further action on the part of the stockholders, to implement the reverse stock split at any ratio within the range set forth above by filing an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. For the reasons discussed below, we anticipate that the reverse stock split, if this proposal is approved by our stockholders, will be implemented as soon as practicable following the Annual Meeting but in no event no later than December 31, 2014. However, if the amendment to the Certificate of Incorporation has not been filed with the Delaware Secretary of State by the close of business on December 31, 2014, the Board of Directors will abandon the amendment and will not have the authority to implement the reverse stock split without again seeking and obtaining approval from our stockholders.

Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of our common stock outstanding immediately after the reverse stock split as such stockholder held immediately prior to the reverse stock split. The proposed reverse stock split will not affect the number of shares of common stock authorized in the Certificate of Incorporation, which is 250,000,000, or the number of authorized shares of preferred stock, which is 10,000,000. Because the number of shares of authorized common stock will not be affected, the effect of the proposed reverse stock split will be an increase in the authorized, but unissued, shares of common stock.

The form of the proposed amendment to the Certificate of Incorporation to effect the reverse stock split (the “Reverse Stock Split Amendment”) is attached to this Proxy Statement as Appendix B; provided, however, that the text set forth in Appendix B is subject to such changes as may be required by the Secretary of State of the State of Delaware or as the Board of Directors deems reasonably necessary and advisable to implement the reverse stock split.

Reasons for the Reverse Stock Split

The primary reason for implementing a reverse stock split would be to increase the market price per share of our common stock. The Board of Directors believes that a higher price per share would better enable the Company to maintain the listing of its common stock on the Nasdaq Capital Market. In addition, the Board believes that a higher price per share could result in an increased level of institutional stock ownership and provide the Company with better opportunities to raise capital to fund the Company’s operations, expand its business and execute on its business plan.

Our common stock is currently listed on the Nasdaq Capital Market. There are a number of continued listing requirements that we must satisfy in order to maintain our listing on the Nasdaq Capital Market, including a requirement that our common stock maintain a closing price per share of at least $1.00 (the “Minimum Bid Price Rule”). We are currently not in compliance with the Minimum Bid Price Rule.

On March 1, 2013, the Nasdaq Staff notified us that we were not in compliance with the Minimum Bid Price Rule because the closing price of our common stock was below $1.00 per share for the prior 30 consecutive business days. The Nasdaq Staff notice further stated that the Company had 180 calendar days, or until August 28, 2013, to regain compliance by attaining a closing bid price of at least $1.00 for a minimum of 10 consecutive business days. We did not regain compliance with the Minimum Bid Rule by August 28, 2013. On August 29, 2013, the Nasdaq Staff notified us that we had been provided an additional 180 calendar day grace period, or until February 24, 2014, to regain compliance by attaining a closing bid price of at least $1.00 for a minimum of 10 consecutive business days. [We did not regain compliance with the Minimum Bid Price Rule by February 24, 2014. On February 25, 2014, we received a Nasdaq Staff delisting determination letter notifying us that our common stock would be delisted from the Nasdaq Capital Market unless we appealed the Staff’s delisting determination by filing a request for a hearing. We filed a request for a hearing with a Nasdaq Hearing Panel, which will stay the delisting process pending the Hearing Panel’s decision. At the hearing, we intend to request that the Nasdaq Hearings Panel extend the period of time we have to regain compliance with the Minimum Bid Price Rule to provide us with the opportunity implement the reverse stock split, assuming stockholder approval.] Based on our current stock price, we believe that the only way we will be able to regain compliance with the Minimum Bid Price Rule is by implementing a reverse stock split. If the Nasdaq Hearings Panel grants our request and provides us until the Requested Extension Date to regain compliance with the Minimum Bid Price Rule and we do not regain compliance by such date, our common stock will be delisted from the Nasdaq Capital Market. We believe that maintaining the listing of our common stock on the Nasdaq Capital Market is in the best interests of the Company and our stockholders. Listing on the Nasdaq Capital Market increases the liquidity of our common stock and may minimize the spread between the “bid” and “ask” prices quoted by market makers. Further, maintaining our listing on the Nasdaq Capital Market may enhance our access to capital that is necessary to execute on our business plan and fund our operations.

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We also believe that the increased market price of our common stock expected as a result of implementing the reverse stock split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total stock value than would be the case if the stock price were substantially higher. It should be noted, however, that the liquidity of our common stock may in fact be adversely affected by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split is implemented.

For the above reasons, we believe the reverse stock split is in the best interests of the Company and our stockholders. However, we cannot assure you that the reverse stock split, if implemented, will have the desired effect of proportionately raising our common stock price over the long term, or at all. The effect of a reverse stock split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in similar circumstances is varied. Accordingly, we cannot assure you that we will be able to maintain our Nasdaq listing after the reverse stock split is implemented or that the market price per share after the reverse stock split will exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time. The market price of our common stock may vary based on other factors unrelated to the number of shares outstanding, including our future performance. We also cannot assure you that our common stock will not be delisted in the future due to a failure to meet other continued listing requirements even if the reverse stock split is implemented.

Determination of Ratio

The ratio of the reverse stock split, if approved and implemented, will be a ratio of not less than 1-for-3 and not more than 1-for-10, as determined by the Board in its sole discretion. In determining the reverse stock split ratio, the Board will consider numerous factors including:

•	the historical and projected performance of our common stock;

•	prevailing market conditions;

•	general economic and other related conditions prevailing in our industry and in the marketplace;

•	the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock and our ability to continue the common stock’s listing on the Nasdaq Capital Market;

•	our capitalization (including the number of shares of common stock issued and outstanding);

•	the prevailing trading price for our common stock and the volume levels thereof; and

•	potential devaluation of our market capitalization as a result of a reverse stock split.

The purpose of asking for authorization to implement the reverse stock split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give the Board the flexibility to take into account then-current market conditions and changes in the price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Effects of the Reverse Stock Split

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding common stock immediately following the implementation of the reverse stock split as that stockholder held immediately prior to the reverse stock split. On February 27, 2014, we had 46,459,764 shares of common stock issued and outstanding and 203,540,236 shares of common stock that were authorized but unissued. At February 27, 2014, we had reserved 3,413,644 shares for future issuance, consisting of (i) 50,000 shares of common stock potentially issuable upon exercise of outstanding warrants and (ii) 3,363,644 shares of common stock potentially issuable upon exercise of outstanding stock options. All of these share numbers will be adjusted in accordance with the ratio of the reverse stock split. With respect to outstanding options and warrants, the respective exercise prices of the options and warrants would increase by a factor equal to the inverse of the reverse stock split ratio. For example, if a 1-for-3 ratio is selected by the Board of Directors, then the exercise price of our outstanding options and warrants would increase by a factor of 3.

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After the reverse stock split is implemented, each stockholder will own a reduced number of shares of our common stock based on the exchange ratio selected by the Board. For example, if the Board decides to implement a 1-for-3 reverse stock split, then for every 3 shares of our common stock that a stockholder owns they will be combined and converted into a single share of our common stock. We estimate that following the implementation of the reverse stock split we would have approximately the same number of stockholders. Except for any changes as a result of the treatment of fractional shares, the completion of the reverse stock split alone would not reduce any stockholder’s proportionate ownership interest in the Company. The implementation of the reverse stock split may, however, increase the number of stockholders of the Company who own “odd lots” of less than 100 shares of our common stock. Odd lots may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock.

Because the number of shares of authorized common stock will not be affected, the proposed reverse stock split will result in an increase in the authorized, but unissued, shares of common stock. The reverse stock split will not affect the par value of our common stock or the number of shares of preferred stock which the Company may issue, which shall remain at 10,000,000 shares. Our preferred stock is available for issuance from time to time for such purposes and consideration as the Board may approve in their discretion. There are no shares of preferred stock outstanding and we do not currently have any specific arrangements, understandings or agreements, either written or oral, to issue any shares of preferred stock.

The table below illustrates the number of shares of common stock authorized for issuance following the reverse stock split, the approximate number of shares of common stock that would remain outstanding following the reverse stock split, the approximate number of shares of common stock reserved for future issuance upon exercise of outstanding options and warrants following the reverse stock split, and the number of unreserved shares of common stock available for future issuance following the reverse stock split. The information in the following table is based on 46,459,764 shares of common stock issued and outstanding as of February 27, 2014 and 3,413,644 shares reserved for future issuance as of February 27, 2014.

Proposed Ratio	Number of Common Shares Authorized	Approximate Number of Common Shares Outstanding	Approximate Number of Common Shares Reserved for Future Issuance	Approximate Number of Unreserved Common Shares Available for Future Issuance
1-for-3	250,000,000	15,486,588	1,137,881	233,375,531
1-for-4	250,000,000	11,614,941	853,411	237,531,648
1-for-5	250,000,000	9,291,952	682,728	240,025,320
1-for-6	250,000,000	7,743,294	568,940	241,687,766
1-for-7	250,000,000	6,637,107	487,663	242,875,230
1-for-8	250,000,000	5,807,470	426,705	243,765,825
1-for-9	250,000,000	5,162,196	379,293	244,458,511
1-for-10	250,000,000	4,645,976	341,364	245,012,660

As reflected in the table above, the number of authorized shares of our common stock will not be reduced by the reverse stock split. Accordingly, the reverse stock split will have the effect of creating additional unissued and unreserved shares of our common stock. We have no current arrangements or understandings providing for the issuance of any of the additional authorized and unreserved shares of our common stock that would be available as a result of the proposed reverse stock split. However, these additional shares may be used by us for various purposes in the future without further stockholder approval (subject to applicable Nasdaq Listing Rules), including, among other things: (i) raising capital necessary to fund our future operations, (ii) providing equity incentives to our employees, officers, directors and consultants, (iii) entering into collaborations and other strategic relationships and (iv) expanding our business through the acquisition of other businesses or products.

Although the Board expects that the reduction in outstanding shares of common stock will result in an increase in the per share price of the Company’s common stock, there is no assurance that such a result will occur. Similarly there is no assurance that if the per share price of the Company’s common stock increases as a result of the reverse stock split, such increase in the per share price will be permanent, which will be dependent on several factors.

•	Should the per share price of our common stock decline after implementation of the reverse stock split, the percentage decline may be greater than would occur in the absence of the reverse stock split.

•	The anticipated resulting increase in per share price of the Company’s common stock due to the reverse stock split is expected to encourage interest in the Company’s common stock and possibly promote greater liquidity for our stockholders. However, such liquidity could also be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

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•	The reverse stock split could be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. It is often the case that the reverse-split adjusted stock price and market capitalization of companies that effect a reverse stock split decline.

•	One of the purposes for the proposed reverse stock split is to regain compliance with the Minimum Bid Price Rule of the Nasdaq Capital Market. However, there can be no assurance that the reverse stock split alone will guarantee the continued listing of our common stock on the Nasdaq Capital Market. If we are unable to regain compliance with the Minimum Bid Price Rule of the Nasdaq Capital Market and our common stock is delisted from the Nasdaq Capital Market, our liquidity and stock price may be negatively affected.

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the reverse stock split. Instead, stockholders who otherwise would be entitled to receive a fractional share of common stock as a consequence of the reverse stock split will, upon surrender to the exchange agent of the certificates representing such fractional shares, be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sale price of our common stock on the business day immediately preceding the effective date of the reverse stock split as reported on the Nasdaq Capital Market by (ii) the number of shares of our common stock held by the stockholder that would otherwise have been exchanged for the fractional share interest.

Exchange of Stock Certificates

The combination of, and reduction in, the number of shares of our outstanding common stock as a result of the reverse stock split will occur automatically on the date that the Reverse Stock Split Amendment is filed with the Delaware Secretary of State (the “Effective Date”), without any action on the part of our stockholders and without regard to the date that stock certificates representing the outstanding shares of our common stock prior to the Effective Date are physically surrendered for new stock certificates.

As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for our common stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of our common stock such stockholder is entitled to receive as a result of the reverse stock split. Our transfer agent will act as exchange agent for purposes of implementing the exchange of the stock certificates. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of the transmittal form, each stockholder should surrender the certificates representing our common stock prior to the reverse stock split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of our common stock that he or she holds as a result of the reverse stock split. New certificates will not be issued to a stockholder until the stockholder has surrendered his or her outstanding certificate(s) together with the properly completed and executed transmittal form to the exchange agent.

If your shares are held in an account at a brokerage firm or financial institution, which is commonly referred to as your shares being held in “street name,” then you are the beneficial owner of those shares and the brokerage firm or financial institution holding your account is considered to be the stockholder of record. We intend to treat stockholders holding common stock in street name in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding common stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Any stockholder whose certificate has been lost, destroyed or stolen will be entitled to a new certificate only after complying with the requirements that we and our transfer agent customarily apply in connection with replacing lost, stolen or destroyed certificates.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any old certificate, except that if any new certificate is to be issued in a name other than that in which the old certificate(s) are registered, it will be a condition of such issuance that (i) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (ii) the transfer complies with all applicable federal and state securities laws, and (iii) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR TRANSFER AGENT.

Accounting Consequences

The par value of our common stock will remain unchanged at $0.001 per share after the reverse stock split. As a result, our stated capital, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced proportionately at the effective time of the reverse stock split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share, net income and other per share amounts will be increased as a result of the reverse stock split because there will be fewer shares of common stock outstanding.

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Potential Anti-Takeover Effect

Although in certain circumstances the increased proportion of unissued authorized shares to issued shares could have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company and another company), the proposed reverse stock split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, and it is not part of a plan by management to recommend a series of similar actions to the Board and stockholders. Other than seeking approval for the Board to amend the Certificate of Incorporation to effect the reverse stock split, the Board currently does not contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to effect a change control of the Company.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to our proposed reverse stock split, and we will not independently provide our stockholders with any such rights.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the reverse stock split, the Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, and the implementation of the proposed reverse stock split will not cause the Company to go private.

Book-Entry Shares

If the reverse stock split is effected, stockholders who hold uncertificated shares (i.e. shares held in book entry form and not represented by a physical certificate), whether as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and for beneficial owners by their brokers or banks that hold the shares in street name for their benefit, as the case may be) to give effect to the reverse stock split.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the reverse stock split to holders of our common stock. It addresses only U.S. stockholders who hold the pre-reverse stock split common stock and post-reverse stock split common stock as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”). This discussion does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and does not account for or consider the federal income tax consequences to stockholders in light of their individual investment circumstances or to stockholders subject to special treatment under the federal income tax laws, including but not limited to:

•	banks, financial institutions, thrifts, mutual funds or trusts;
•	tax-exempt organizations;
•	insurance companies;
•	dealers in securities or foreign currency;
•	real estate investment trusts, personal holding companies, regulated investment companies, or passive foreign investment companies;
•	foreign or United States expatriate stockholders;
•	stockholders who are not “United States persons,” as defined in Section 7701 of the Internal Revenue Code;
•	controlled foreign corporations;
•	stockholders with a functional currency other than the U.S. dollar;
•	stockholders who hold the pre-reverse stock split common stock as part of a straddle, hedge, constructive sale, conversion transaction, or other integrated investment;
•	stockholders who hold the pre-reverse stock split common stock as “qualified small business stock” within the meaning of Section 1202 of the Internal Revenue Code;
•	common trusts;
•	traders, brokers, or dealers in securities who elect to apply a mark-to-market method of accounting;
•	partnerships or other pass-through entities or investors in such entities;
•	stockholders who are subject to the alternative minimum tax provisions of the Internal Revenue Code;

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•	stockholders who acquired their pre-reverse stock split common stock pursuant to the exercise of employee stock options, through a tax-qualified retirement plan, or otherwise as compensation; or
•	holders of warrants or stock options.

In addition, this discussion does not address any tax considerations under state, local, gift, or foreign tax laws.

This summary is based upon the Internal Revenue Code, existing and proposed U.S. Treasury regulations promulgated thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as in effect on the date hereof and all of which are subject to differing interpretations. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences of the reverse stock split to vary substantially from the consequences described herein. Further, no ruling from the Internal Revenue Service (the “IRS”) or opinion of legal or tax counsel will be obtained with respect to the matters discussed herein, and there is no assurance or guarantee that the IRS would agree with the conclusions set forth in this summary. This information is not intended as tax advice to any person and may not be relied upon to avoid penalties.

STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, GIFT, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION OR AUTHORITY.

The reverse stock split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code. Certain filings with the IRS must be made by the Company and certain “significant holders” of our common stock in order for the reverse stock split to qualify as a recapitalization. The tax consequences discussed below assume that the reverse stock split is treated as a recapitalization and that the common stock is held by each stockholder as a capital asset:

•	A stockholder generally will not recognize gain or loss as a result of the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split common stock. A stockholder who receives cash in lieu of a fractional share interest in the post-reverse stock split common stock generally will recognize gain or loss equal to the difference, if any, between the cash received and the portion of the tax basis of the pre-reverse stock split common stock allocated to the fractional share interest. Subject to the limitations above, such gain or loss will be long-term capital gain or loss if the pre-reverse stock split common stock was held for more than one year by the stockholder at the time of the reverse stock split. If a stockholder is an individual, such gain may also be subject to an additional 3.8% Medicare tax if such stockholder attains certain income thresholds.

•	A stockholder’s aggregate tax basis of the post-reverse stock split common stock received in the reverse stock split will generally be equal to the aggregate tax basis of the pre-reverse stock split common stock exchanged therefore (excluding any portion of the stockholder's tax basis allocated to fractional share interests).

•	A stockholder’s holding period for the common stock held post-reverse stock split will include the holding period of the pre-reverse stock split common stock exchanged.

•	No gain or loss for federal income tax purposes will be recognized by the Company as a result of the reverse stock split.

Information returns generally will be required to be filed with the IRS with respect to the receipt of cash in lieu of a fractional share of our common stock pursuant to the reverse stock split. In addition, stockholders may be subject to backup withholding (at the current applicable rate of 28%) on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required.  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally may be refunded or allowed as a credit against the stockholder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

The foregoing discussion is intended only as a summary of certain U.S. federal income tax consequences of the reverse stock split and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences of the reverse stock split.

Required Vote

The affirmative vote of the holders of shares representing a majority of all of the Company’s issued and outstanding shares of common stock entitled to vote as of the record date is required to approve this proposal. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE REVERSE STOCK SPLIT AMENDMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

(Notice Item 4)

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, we included a stockholder vote on the frequency of future stockholder votes to approve named executive officer compensation (commonly referred to as a “say-on-pay” vote) in our proxy statement related to our 2012 annual meeting of stockholders. In that vote, which was advisory and nonbinding, our stockholders approved the recommendation of the Board of Directors to hold future say-on-pay votes on an annual basis. The next stockholder vote on the frequency of future say-on-pay votes will occur at our 2018 annual meeting of stockholders.

As a result, our stockholders are entitled to vote at the Annual Meeting to approve the compensation of our named executive officers (“NEOs”), as disclosed in this proxy statement. Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on the Company or the Board of Directors.

Our executive compensation programs are based on three core principles that are designed to motivate our NEOs to achieve annual financial and strategic objectives to enhance the profitability of the Company and create long-term stockholder value. The fiscal year 2013 compensation of our NEOs reflected these core principles:

•	A significant portion of each NEO’s cash compensation was based on the annual financial performance of the Company and therefore “at risk”;
•	A significant portion of each NEO’s total compensation was provided in the form of long-term equity to further align the interest of NEOs and stockholders; and
•	The target total direct compensation package for each NEO was consistent with market practices for executive talent and each NEO’s individual experience, responsibilities and performance.

We believe that our compensation programs and policies for the fiscal year ended October 31, 2013 were consistent with our core compensation principles, an effective incentive for the achievement of positive results, aligned with stockholders’ interests, supported by strong compensation governance practices and worthy of continued stockholder support. Accordingly, we ask for our stockholders to indicate their support for the compensation paid to our NEOs by voting FOR the following non-binding resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve the compensation of the named executive officers on an advisory basis, the compensation of the individuals identified in the Summary Compensation Table, as disclosed in the Company’s 2014 proxy statement pursuant to the compensation disclosure rules of the SEC (which disclosure includes the compensation tables and the accompanying footnotes and narratives within the Executive Compensation section of the 2014 proxy statement).”

Approval of this proposal requires that votes cast in favor of the proposal exceeds the votes cast against the proposal. Because your vote is advisory, the result will not be binding upon the Company. Although not binding, the Compensation Committee of the Board and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address any concerns raised by the vote and when making future compensation decisions for NEOs.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NEOS, AS STATED IN THE ABOVE NON-BINDING RESOLUTION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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RATIFICATION OF APPOINTMENT

OF INDEPENDENT PUBLIC ACCOUNTANT

(Notice Item 5)

The Audit Committee has appointed EisnerAmper LLP (“EisnerAmper”), independent public accountant, to audit our financial statements for the fiscal year ending October 31, 2014. The Board proposes that the stockholders ratify this appointment. We expect that representatives of EisnerAmper will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

The following table sets forth the fees billed by EisnerAmper for each of our last two fiscal years for the categories of services indicated.

Category	2013	2012
Audit Fees (1)	$177,500	$215,000
Audit Related Fees (2)	$9,000	$—
Tax Fees	$—	$—
All Other Fees	$—	$—

(1)	Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements.

(2)	Consists of services for due diligence.

Audit Committee Pre-Approval Policy

The Audit Committee is required to pre-approve the engagement of EisnerAmper to perform audit and other services for the Company. Our procedures for the pre-approval by the Audit Committee of all services provided by EisnerAmper comply with SEC regulations regarding pre-approval of services. Services subject to these SEC requirements include audit services, audit-related services, tax services and other services. The audit engagement is specifically approved and the auditors are retained by the Audit Committee. The Audit Committee also has adopted policies and procedures for pre-approving all non-audit work performed by EisnerAmper. The Audit Committee pre-approved all audit, audit-related, tax and other services provided by EisnerAmper for the recently completed fiscal year.

We understand the need for EisnerAmper to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of EisnerAmper, the Audit Committee has restricted the non-audit services that EisnerAmper may provide to us primarily to tax services.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS INDEPENDENT PUBLIC ACCOUNTANT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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CORPORATE CODE OF CONDUCT AND ETHICS

We have adopted a Corporate Code of Conduct and Ethics that applies to all employees, including our principal executive officer and principal financial and accounting officer, and directors. The code can be found on our website at www.majescoentertainment.com. We will provide, without charge, a copy of our Corporate Code of Conduct and Ethics upon request to: Secretary, Majesco Entertainment Company, 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837. Disclosure regarding any amendments to, other than technical, administrative or non-substantive amendments, or waivers from, provisions of the Corporate Code of Conduct and Ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

SOLICITATION OF PROXIES

Cost and Method

We will pay all of the costs of soliciting these proxies. In addition to solicitation by mail, our employees, officers and directors may, without additional compensation, solicit proxies by mail, e-mail, facsimile, in person or by telephone or other forms of telecommunication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Participants in the Proxy Solicitation

Under applicable regulations of the SEC, each of our directors may be deemed to be a participant in our solicitation of proxies in connection with the Annual Meeting. Please refer to the sections of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management,” and “Management and Corporate Governance — The Board of Directors” for information about our directors who may be deemed participants in the solicitation. Except as described in this proxy statement, there are no agreements or understandings between us and any of our directors or executive officers relating to their employment with us or any future transactions.

We have engaged Morrow & Co., LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $25,000 in the aggregate.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2015 annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the next annual meeting, stockholder proposals must be received by the Company no later than October 31, 2014 and must otherwise comply with the requirements of Rule 14a-8.

In addition, the Company’s Restated Bylaws have an advance notice procedure with regard to nominations for the election of directors and business proposals to be brought before an annual meeting of stockholders by any stockholder. In general, any stockholder may nominate one or more persons for election as directors or propose business to be brought before an annual meeting, or both, only if such stockholder has given timely notice in proper written form of such nomination or nominations or business proposal, setting forth certain specified information relating to such stockholder and his or her nominations or business proposal. To be timely, notice must be received by the Company’s Secretary no earlier than December 15, 2014 and no later than January 14, 2015. Proposals that are not received in a timely manner will not be voted on at the 2015 annual meeting of stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. Stockholder proposals or notices of intent to nominate candidates for election as directors should be submitted to Majesco Entertainment Company, Attention: Secretary, at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837.

Edison, New Jersey

February 28, 2014

Our Annual Report on Form 10-K for the fiscal year ended October 31, 2013, as filed with the SEC (other than exhibits thereto), which provides additional information about Majesco, is available to beneficial owners of our common stock without charge upon written request to: Adam Sultan, Corporate Secretary, Majesco Entertainment Company, 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837. The information is also publicly available through the EDGAR system at www.sec.gov and is available on our website at www.majescoentertainment.com in the “Investor Info” section.

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APPENDIX A

MAJESCO ENTERTAINMENT COMPANY

AMENDED AND RESTATED 2004 EMPLOYEE, DIRECTOR AND CONSULTANT INCENTIVE PLAN

(as amended on April 25, 2014)

This Amended and Restated 2004 Employee, Director and Consultant Incentive Plan amends and restates in its entirety the Majesco Entertainment Company 2004 Employee, Director and Consultant Stock Plan.

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Majesco Entertainment Company Amended and Restated 2004 Employee, Director and Consultant Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cash Award shall mean an award of cash granted pursuant to the Plan.

Code means the United States Internal Revenue Code of 1986, as amended.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $0.001 par value per share.

Company means Majesco Entertainment Company, a Delaware corporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Cash Awards or Stock Rights under the Plan.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Cash Awards and/or Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

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Performance Goal means the goal or goals, if any, established by the Administrator based on one or more of the following business criteria that are to be achieved during a Performance Cycle determined by the Administrator: Earnings per share, operating income, net income, cash flow, gross profit, return on investment, gross margin, working capital, earnings before interest and tax (EBIT), earnings before interest, tax, depreciation and amortization (EBITDA), return on equity, return on assets, return on capital, revenue growth, total shareholder return, and economic value added, customer satisfaction, technology leadership, number of new patents, employee retention, market share, market segment share, product release schedules, new product innovation, product cost reduction through advanced technology, brand recognition/acceptance, and product ship targets. Performance Goals may be based (as the Administrator deems appropriate) on (a) Company-wide performance, (b) performance of a subsidiary, division, region, department, function, plant, facility or other operational unit of the Company, (c) individual performance (if applicable), or (d) any combination of the foregoing. Performance Goals may be set in any manner determined by the Administrator, including looking to achievement on an absolute basis or on a relative basis to prior periods or in relation to peer group, indexes or other external measure of the selected criteria. When the Administrator sets Performance Goals that are intended for “performance-based compensation” within the meaning of Section 162(m) of the Code, the Administrator shall establish the general objective rules that the Administrator will use to determine the extent, if any, that such Performance Goals have been met. In establishing the objective rules, the Administrator may take into account any extraordinary or one-time or other non-recurring items of income or expense or gain or loss or any events, transactions or other circumstances that the Administrator deems relevant in light of the nature of the Performance Goals set for the Participant or the assumptions made by the Administrator regarding such goals.

Performance Cycle means the period selected by the Administrator during which performance is measured for the purpose of determining the extent to which a Performance Goal has been achieved.

Plan means this Majesco Entertainment Company Amended and Restated 2004 Employee, Director and Consultant Incentive Plan.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock Appreciation Right means the right to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock (as determined on the date of exercise) over the purchase price of a share of Common Stock on the date a stock appreciation right is granted.

Stock-Based Award means a grant by the Company under the Plan of an equity award or equity based award which is not an Option or Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Cash Award or Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants, Stock-Based Awards and Cash Awards.

3.	SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be 17,442,857, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any future stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan.

(b) The grant of any Stock Right other than an Option or a Stock Appreciation Right shall for purposes of Paragraph 3(a), reduce the number of Shares available for issuance under this Plan by 1.18 Shares for each such Share actually subject to the Stock Right and shall be deemed for purposes of this Paragraph 3, as a Stock Right of 1.18 Shares for each such Share actually subject to the Stock Right. The grant of an Option or a Stock Appreciation Right shall be deemed for purposes of this Paragraph 3, as a Stock Right for one Share for each such Share actually subject to the Stock Right. Notwithstanding the foregoing, Stock Appreciation Rights to be settled in shares of Common Stock shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of exercise gain shares issued upon the settlement of the Stock Appreciation Right.

(c) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at no more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan and in accordance with the provision of Paragraph 3(b) above. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued and any Stock Appreciation Right to be settled in shares of Common Stock shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of exercise gain shares issued upon the settlement of the Stock Appreciation Right.

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4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

a.	Interpret the provisions of the Plan and all Stock Rights and Cash Awards and make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b.	Determine which Employees, directors and consultants shall be granted Stock Rights and Cash Awards;

c.	Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 1,000,000 Shares be granted to any Participant in any fiscal year. Determine the amount of any Cash Award, provided, however the maximum payment which may become payable to a Participant with respect to a Cash Award in any calendar year is $2,000,000.

d.	Specify the terms and conditions upon which Stock Rights and Cash Awards may be granted; and

e.	Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Cash Awards, Stock Rights or Shares issuable pursuant to a Stock Right.

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Cash Award or Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

If permissible under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. Any such allocation or delegation may be revoked by the Board of Directors or the Committee at any time.

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right or Cash Award is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right or Cash Award to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right or Cash Award shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right or Cash Award. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants, Stock-Based Awards and Cash Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right or Cash Award to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of any Stock Right or Cash Award.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

A.	Non-Qualified Options : Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

a.	Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

b.	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains;

c.	Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the

Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events including, but not limited to, the Performance Goals; and

d.	Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

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i.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

ii.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

e.	Each Non-Qualified Option shall terminate not more than seven years from the date of the grant or at such earlier time as the Option Agreement may provide.

B.	ISOs : Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

a.	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) thereunder.

b.	Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

i.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

ii.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the said Fair Market Value on the date of grant.

c.	Term of Option: For Participants who own:

i.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than seven years from the date of the grant or at such earlier time as the Option Agreement may provide; or

ii.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

d.	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant.

The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

a.	Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

b.	Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

c.	Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such reacquisition rights shall accrue including, but not limited to, the attainment of any Performance Goals, and the purchase price therefor, if any.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Board shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions including, but not limited to, the Performance Goals, the grant of securities convertible into Shares and the grant of Stock Appreciation Rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Notwithstanding the foregoing, each Stock Appreciation Right shall (i) have a purchase price which shall not be less than the Fair Market Value per Share of Common Stock and (ii) terminate not more than seven years from the date of the grant or at such earlier time as the Agreement therefor may provide.

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The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code (and any successor provisions of the Code) and the regulations and other guidance issued thereunder (the “Requirements”), to the extent applicable, and be operated in accordance with such Requirements so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.	TERMS AND CONDITIONS OF CASH AWARDS.

The Administrator is authorized, subject to limitations under applicable law, to grant to any Participant a Cash Award, including as a short-term incentive bonus award, whether awarded separately or as a supplement to any Stock Right. The Administrator shall determine the terms and conditions of such Cash Awards. The Administrator acting in its absolute discretion may make Cash Awards subject to one or more Performance Goals that the Administrator deems appropriate for Participants generally or for a Participant in particular, and shall establish the Performance Cycle for satisfying the same. If the Cash Award is a short-term incentive bonus that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the right to receive such Cash Award shall be conditional upon the achievement of objective Performance Goals that have been established by the Administrator in writing not later than the earlier of (i) 90 days after the beginning of a Performance Cycle and (ii) the date by which no more than 25% of a Performance Cycle has elapsed.

The Administrator shall certify in writing the extent, if any, to which the Performance Goals for a Performance Cycle of a short-term incentive bonus that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code have been met and shall determine the Cash Award payable to a Participant based on the extent to which he or she met his or her Performance Goals. If the Administrator certifies that a Cash Award is payable to a Participant for any Performance Cycle, such Cash Award shall be paid as soon as practical after such certification has been made, but in no event later than 2  1 / 2 months after the end of the calendar year in which the Performance Cycle ends. However, to the extent permitted by applicable law, no Participant shall have a nonforfeitable right to the payment of a bonus for any Performance Cycle if his or her employment with the Company has terminated for any reason whatsoever (other than death, Disability or retirement) before the date the bonus actually is paid. It is intended that a Cash Award be exempt from the application of Section 409A of the Code as a “short-term deferral.”

10.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of such Shares as collateral, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above, or (g) at the discretion of the Administrator, payment of such other lawful consideration as the Board may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 28) without the prior approval of the Employee if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

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The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such Option including, but not limited to, pursuant to Section 409A of the Code.

11.	ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock-Based Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by delivery of the grantee’s personal note, for full or partial recourse as determined by the Administrator, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above.

The Company shall then, if required pursuant to the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant, and (iii) any such amendment shall only be made after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant including, but not limited to, pursuant to Section 409A of the Code.

12.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

13.	ASSIGNABILITY AND TRANSFERABILITY.

By its terms, a Cash Award or Stock Right granted to a Participant shall not be transferable by the Participant other than by will or by the laws of descent and distribution. The designation of a beneficiary of a Cash Award or Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Cash Award or Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Cash Award or Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Cash Award or Stock Right, shall be null and void.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a.	A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination “for cause”, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

b.	Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

c.	The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

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d.	Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute “cause”, then such Participant shall forthwith cease to have any right to exercise any Option.

e.	A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided however that for ISOs any leave of absence granted by the Administrator of greater than ninety days unless pursuant to a contract or statute that guarantees the right to reemployment shall cause such ISO to become a Non-Qualified Option.

f.	Except as required by law or as set forth in a Participant’s Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause” prior to the time that all his or her outstanding Options have been exercised:

a.	All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated “for cause” will immediately be forfeited.

b.	For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c.	“Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause”, then the right to exercise any Option is forfeited.

d.	Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

16.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

a.	To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

b.	In the event rights to exercise the Option accrue periodically over time, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant’s termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

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a.	To the extent that the Option has become exercisable but has not been exercised on the date of death; and

b.	In the event rights to exercise the Option accrue periodically over time, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

18.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or Stock-Based Award, such offer shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or Stock-Based Award has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination “for cause,” Disability, or death for which events there are special rules in Paragraphs 20, 21, and 22, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company’s repurchase rights have not lapsed.

20.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause”:

a.	All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

b.	For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c.	“Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause,” then the Company’s right to repurchase all of such Participant’s Shares shall apply.

d.	Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

21.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically over time, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

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The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically over time, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s death.

23.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a.	The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

b.	At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

24.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Cash Awards or Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

A.  Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraphs 3 and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

B.  Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, or, upon a change of control of the Company, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

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With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Stock Grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Stock Grants shall terminate; or (iii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

C.  Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

D.  Adjustments to Cash Awards and Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs A, B or C above, any outstanding Cash Award and Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25 and, subject to Paragraph 4, its determination shall be conclusive.

E.  Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to Options shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of any ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6B(d).

26.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.	CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

29.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Cash Award or Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 30) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

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30.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31.	TERMINATION OF THE PLAN.

The Plan will terminate on February 13, 2018, the date which is ten years from the earlier of the date of its initial adoption by the Board of Directors and the date of its approval by the shareholders. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

32.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Cash Award or Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Notwithstanding the foregoing, the Administrator shall not allow either (a) the cancellation of outstanding Options or Stock Appreciation Rights and the grant in substitution therefore of new Stock Rights having a lower exercise price or (b) the amendment of outstanding Options or Stock Appreciation Rights to reduce the exercise price thereof without shareholder approval.

33.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

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APPENDIX B

FORM OF

CERTIFICATE OF AMENDMENT OF THE

RESTATED CERTIFICATE OF INCORPORATION OF

MAJESCO ENTERTAINMENT COMpany

(Originally incorporated as ConnectivCorp in 1998 under the laws of the state of Delaware.)

MAJESCO ENTERTAINMENT COMPANY, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

First: The name of the corporation is Majesco Entertainment Company (the “Corporation”).

Second: At a meeting of the Board of Directors of the Corporation, resolutions were duly adopted declaring the advisability of an amendment to the Corporation’s Restated Certificate of Incorporation (the “Certificate of Incorporation”), as follows, and providing that:

Paragraph A. of Article Fourth of the Corporation’s Certificate of Incorporation is hereby deleted in its entirety and replaced in its entirety by the following:

“A.	Designation and Number of Shares.

The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 260,000,000 shares, consisting of 250,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”) and 10,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

Upon this Certificate of Amendment to the Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Amendment Effective Time”), every [ ] of the Corporation’s Common Stock (the “Old Common Stock”), issued and outstanding immediately prior to the Amendment Effective Time, will be automatically reclassified as and converted into one share of common stock, par value $.001 per share, of the Corporation (the “New Common Stock”) (such formula herein, the “Determined Ratio”). Further, every right, option and warrant to acquire shares of Old Common Stock outstanding immediately prior to the Amendment Effective Time shall, as of the Amendment Effective Time and without any further action, automatically be reclassified into the right to acquire one (1) share of New Common Stock based on the Determined Ratio of shares of Old Common Stock to shares of New Common Stock, but otherwise upon the terms of such right, option or warrant (except that the exercise or purchase price of such right, option or warrant shall be proportionately adjusted).

Notwithstanding the immediately preceding paragraph, the Corporation shall not be required to issue or deliver any fractional shares of New Common Stock. Each holder of such New Common Stock shall be entitled to receive for such fractional interest, and at the Amendment Effective Time any such fractional interest in such shares of New Common Stock shall be converted into the right to receive, an amount in cash, without interest, determined by multiplying (i) such fractional share interest to which the holder would otherwise be entitled by (ii) the closing sale price of the Common Stock (on a post-reverse-split basis as adjusted for the amendment effected hereby) on the trading day immediately prior to the Amendment Effective Time on The Nasdaq Stock Market, or if the principal exchange on which the Common Stock is then traded is other than The Nasdaq Stock Market, such exchange as may be applicable. Shares of Common Stock that were outstanding prior to the Amendment Effective Time and that are not outstanding after the Amendment Effective Time shall resume the status of authorized but unissued shares of Common Stock.

Each stock certificate that, immediately prior to the Amendment Effective Time, represented shares of Old Common Stock shall, from and after the Amendment Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of New Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any cash in lieu of fractional shares of New Common Stock to which such holder may be entitled pursuant to the immediately preceding paragraph.”

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Third: That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

Fourth: This Certificate of Amendment of Certificate of Incorporation was duly adopted at said meeting of the stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Fifth: In accordance with Section 103(d) of the General Corporation Law of the State of Delaware, this Certificate of Amendment shall be effective upon its filing date.

IN WITNESS WHEREOF, Majesco Entertainment Company has caused this Certificate of Amendment to be signed by its _____________, this ____ day of ____________, 2014.

By:
	Name:	Adam Sultan
	Title:	Corporate Secretary

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ANNUAL MEETING OF STOCKHOLDERS OF

MAJESCO ENTERTAINMENT COMPANY

April 25, 2014

GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/13856/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230303300000000000 5 042514

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Class III Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate)
Proposal to elect nominees:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Allan I. Grafman
○ Stephen Wilson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR Proposals 1, 2, 3, 4 and 5.

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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MAJESCO ENTERTAINMENT COMPANY

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

April 25, 2014

THE BOARD OF DIRECTORS OF MAJESCO ENTERTAINMENT COMPANY SOLICITS THIS PROXY

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement in connection with the Annual Meeting of Stockholders to be held on April 25, 2014, at Majesco's offices, located at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837, and hereby appoints Jesse Sutton, our Chief Executive Officer, and Michael Vesey, our Chief Financial Officer, with full power to act alone, and each of them (with full power to act alone), as attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Majesco Entertainment Company registered in the name provided in this Proxy which the undersigned is entitled to vote at the Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.

(Continued and to be signed on the reverse side.)

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